Exhibit 10.7

AMENDMENT TO THE

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

2000 EQUITY INCENTIVE PLAN

(Effective as of May 17, 2012)

This Amendment (the “Amendment”) to the Integra LifeSciences Holdings Corporation 2000 Equity Incentive Plan, as amended and restated as of July 26, 2005 (the “Plan”), amends the Plan as follows:

Subsection (b) of Section 8.2 is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing, except as otherwise determined by the Committee, in the event of a Participant’s death or Disability, all restrictions on such Participant’s Restricted Stock granted on or after May 17, 2012 shall lapse and such Restricted Stock shall become vested Shares.”

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Integra LifeSciences Holdings Corporation, has caused this Amendment to be executed on this 17th day of May, 2012.

INTEGRA LIFESCIENCES HOLDINGS
CORPORATION

By:	/s/ Richard D. Gorelick
Name:	Richard D. Gorelick
Title:	Senior Vice President,
General Counsel,
Administration and Secretary